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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 26, 2000
                                (Date of Report)

                        ASCENT ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-27192             52-1930707
-------------------------------      -----------       -------------------
(State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation or organization)        File No.)       Identification No.)

                       1225 Seventeenth Street, Suite 1800
                             Denver, Colorado 80202
                    (Address of principal executive offices)

                                 (303) 308-7000
              (Registrant's telephone number, including area code)


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Item 4.      Change in Registrant's Certifying Accountant

             (a)  Previous independent public accountants.

                  (i) On April 19, 2000, the Registrant dismissed Deloitte & Touche LLP, which served as the Registrant's independent public accountants since 1995.

                  (ii) The reports issued by Deloitte & Touche LLP on the financial statements for the past three fiscal years of the Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The Registrant's Board of Directors approved the decision to change independent public accountants.

                  (iv) In connection with its audits for the three most recent fiscal years and through April 19, 2000, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference thereto in their report on the financial statements for such years.

                  (v) The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 25, 2000, is filed as Exhibit 16.1 to this Form 8-K.

             (b)  New independent public accountants.

                  The Registrant engaged KPMG LLP as its new independent public accountants as of April 19, 2000. The Registrant's Board of Directors approved this on April 19, 2000. During the two most recent fiscal years and through April 20, 2000, the Registrant has not consulted with KPMG LLP regarding either:

                  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

                  (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this Item: or a reportable event identified (as described in Item 304(a)(1)(v) of Regulation S-K and related instruction to this Item).


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Item 7.      Financial Statements and Exhibits

             (a)  Exhibits

             Exhibit 16.1      Letter from Deloitte & Touche LLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Ascent Entertainment Group, Inc.

                                                 By:/s/ David B. Ehrlich
                                                    --------------------
                                                    David B. Ehrlich
                                             Vice President, General Counsel

Date: April 26, 2000


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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

   16.1                 Letter from Deloitte & Touche LLP.